Exhibit 10.6

                                                       Serial number of the loan
                                                                          280899
                                                                  Account number
(Foreign currency loan-with Libor interest plus an increment that is fixed every year)
                         A LOAN RECEIPT REQUEST DOCUMENT

                                        Date: 9.8.01
                                              ------
To
The Bank for the Development of the Industry in Israel Ltd
----------------------------------------------------------
1. Within "The Agreement for General Business Terms", we ask you to provide us with a loan in the amount of 101,535 (one hundred and one thousand five
                                ------------------------------------------
hundred thirty five) Dollar (herein-"the Loan").
---------------------------

2. a. The principal of the loan shall bear an interest (that will be calculated on the unpaid balance from time to time of the principal of the loan) in an annual amount equal to the amount of the Libor (as fixed-in regard to every "interest term"- as stated in the "The Agreement for General Business Terms") plus an increment as follows:
          i. During the first year of the loan the increment (above the Libor) will be 2% (two percent).
          ii. During every other year of the loan (after the first year of the loan) the increment (above Libor) will be that amount that will be set by you for that year, at that increment (set by you as said above) could be higher from the increment mentioned above for the first year. Before the beginning of every year of the loan as said above you will give us a written notice on the increment as set by you for that year.
      b.  In this document:
          - The first year of the loan will be regarded as starting in the date the loan will be provided and ending in the last day before "the date for interest payment" falling a year later while every other year of the loan will be regarded as starting on the day immediately following the day on which ended the previous year and as ending on the last day before the "date of interest payment" that falls a year later.
          - As "the date of interest payment" that occurs one year after a certain day will be regarded "the date of interest payment" that is nearer (including before or after) to the date on which a year passed since that certain day.
     c. The interest on the principal of the loan - as its percentage will be from time to time as stated above - will be calculated for every "interest period" according to the number of days included in fact in each such term, with the interest rate as stated above is divided by a basis of 360 (three hundred and sixty) days a year.
     d. You will be the sole one to determine for every interest calculation on the principal of the loan, and your determinations will obligate us according to every law or deed.

3. a. The interest on the principal of the loan (in its percentage as it will be determined from time to time as stated above and calculated as stated above) will be paid by you (separately from the payments on return of the principal) as follows:

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-      every month, each time on the  9 of the month' starting from the
                                     ---
9.9.2001 and forward.
--------
- [Here two sections present alternatives to the terms of interest payments that were not exercised in our case.]
b. The dates upon which we have to pay you the interest as stated above will be called in this document - "the dates of interest payment".
c. The interest will be paid to you by us as stated above in each of the dates of interest payments (in this subsection below - "the date of current payment")
- except the first among them - for the period that starts on the date of the last interest payment that preceded the current interest payment and finishes on the day that occurs immediately prior to the current interest payment, as to the first among them (and if it was set above only one interest payment date then on that sole date) for the period that starts on the date of the granting to us of the loan and ends on the day that occurs immediately prior to it. Every period as stated above will be called in this document - "interest period".
4.   The  principal  of  the  loan  will  be  paid  to  you  by  us, as follows:
-    In 36 (thirty six) monthly payments, equal (more or less) and continuous,
          ---------------
     which will be paid by us each time on the 9th day of the month, starting
                                          ---
     from  August 9, 2002 and ending on August 9, 2005.
      ------------               --------------
- [Here three sections present alternatives to terms of principal payments that were not exercised in our case.]
     You will be the sole deciders as to the amount of each payment and payment from the payments mentioned in this section above.
5. We will not be entitled to pay the principal of the loan and/or the interest of it before the payment terms set in this document above.
6.   [Not exercised in our case.]
7.   We ask you to grant us the loan by:
- [Here two sections present alternatives to terms of principal payments that were not exercised in our case.]
-    The loan comes instead of loan number 32-28089-01-4
     ---------------------------------------------------
8. In addition to the interest, we will pay you for the loan also handling fees. The handling fees will be in an annual amount of 0.1% from the unsettled balance of the loan and they will be paid to you by us twice a year, on the same dates that will be customary with you from time to time, and also in the date set to the payment of the last payment on account of the principal of the loan. In each of the payment dates mentioned above (in this section - "the date of current payment") - except the first among them
     - the handling fees will be calculated in their annual amount mentioned above on the unsettled balance of the principal of the loan from time to time in the period that starts on the on the last payment date that preceded the date of current payment, while in the date of the first payment (that that will occur first after the granting of the loan) they will be calculated on the unsettled balance from time to time of the principal of the loan in the period that starts on the date of the granting of the loan and ends on the day the occurs immediately prior to the date of first payment.
9.   [Not exercised in our case.]
10.  [Not exercised in our case.]
11.  [Not exercised in our case.]

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12.  To  secure  the  payments of all the amounts (including principal, interest and linkage differences) that you will have coming from us because of the loan (hereafter - "the above amounts") will serve all "the customers collaterals" as defined in the "agreement for general business terms". [The rest of the section was not exercised in our case.]
     To remove any doubt it is clarified here that in what was stated above there is nothing to restrict in any way the application of the above collaterals to the above sums only and the above collaterals will secure (unless in the documents by which they were created it was stated explicitly otherwise and/or you explicitly agreed in writing otherwise) without limitations, also the settlement of all other "debt amounts" (as defined in the "agreement of general terms") that are due and/or will be due to you from us.
13. On the loan will also apply the provisions of "the general business terms" and this provisions will be an integral part of this agreement.
14. In this document above "the agreement for general business terms" means the agreement under this name that was contracted between us and you, and if it was not contracted than the agreement known with you as "the agreement of general business terms", in its wording and terms that apply with you at the time of the signing this document by us.
15. Please approve, by signing on this document, your acceptance of our request.
16. a. Our signing of this document is an obligation by us to you to execute and comply with all that is mentioned in it.
     b. [Not applicable in our case.]
17.   other terms: none.

Sincerely


Signature + Stamp: Voice Diary Ltd
Signed by Shmuel Bachar, Arie Hinkis, Ran Eckhaus

We approve:

The Bank for the development of the industry in Israel Ltd.

I, Arie Hinkis, that is securing the debts of Voice Diary to the bank, agree and confirm this arrangement (all within the height of the amounts quoted in my security.)

[Signed by Arie Hinkis]

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